SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 1996



                           Imo Industries Inc.
        (Exact name of registrant as specified in its charter)



        Delaware                    1-9294             21-0733751
(State or other jurisdiction     (Commission       (I.R.S. Employer
    of incorporation)            File Number)     Identification No.)



          1009 Lenox Drive, Building Four West
          Lawrenceville, New Jersey                   08648
       (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code      609-896-7600



                            Not Applicable
           (Former name or address if changed since last report)









                        IMO INDUSTRIES INC.

                     Form 8-K Current Report

Item 5.  Other Events.

In a press release dated February 7, 1996, the Registrant announced that its Board of Directors has approved a plan to sell the Registrant's Italian based Roltra-Morse unit and that the Registrant has engaged both a commercial bank and an investment banking firm to assist in the overall refinancing of its domestic senior debt and $220 million of currently outstanding subordinated debt. The Registrant expects the sale of the Roltra-Morse unit and the refinancing to be completed in 1996.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.


Item 7.   Exhibits.

     The following exhibit is being filed with this report:

                   Exhibit No.                 Exhibit
                  ____________               _____________
                       99                    Press release dated
                                             February 7, 1996 by
                                             Imo Industries Inc.


                               SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            Imo Industries Inc.
                                                (Registrant)

Date:  February 22, 1996                    By:  /s/ WILLIAM M. BROWN
                                            William M. Brown
                                            Executive Vice President
                                            and Chief Financial
                                            Officer/Controller






                     IMO INDUSTRIES INC.



                   FORM 8-K CURRENT REPORT
                    DATED FEBRUARY 7, 1996




                         EXHIBIT 99

            Press Release Dated February 7, 1996
                   by Imo Industries Inc.